                                                                EXHIBIT 99(a)(2)


                             LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock

                                       of

                        Amati Communications Corporation
                                       at

                              $20.00 Net Per Share
                       Pursuant to the Offer to Purchase
                            Dated November 25, 1997

                                       by

                          DSL Acquisition Corporation
                        a direct wholly owned subsidiary

                                       of

                         Texas Instruments Incorporated

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY
       TIME, ON TUESDAY, DECEMBER 23, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                        CHASEMELLON SHAREHOLDER SERVICES

                By Mail:                    By Facsimile Transmission:                     By Hand:
    ChaseMellon Shareholder Services              (201) 329-8936               ChaseMellon Shareholder Services
  Attention: Reorganization Department      (For Eligible Institutions       Attention: Reorganization Department
          Post Office Box 3301                         Only)                       120 Broadway, 13th Floor
   South Hackensack, New Jersey 07660     Confirm Facsimile by Telephone:          New York, New York 10271
                                                  (201) 296-4860                    By Overnight Courier:
                                              (For Confirmation Only)          ChaseMellon Shareholder Services
                                                                             Attention: Reorganization Department
                                                                                      85 Challenger Road
                                                                              Ridgefield Park, New Jersey 07660

                             ---------------------

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN
     AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN
           AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                 STOCK CERTIFICATE(S) AND SHARE(S) TENDERED
              APPEAR(S) ON SHARES)                               (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------
                                                                STOCK           TOTAL NUMBER OF         NUMBER OF
                                                             CERTIFICATE     SHARES REPRESENTED BY       SHARES
                                                              NUMBER(S)      STOCK CERTIFICATE(S)*     TENDERED**
                                                            -------------------------------------------------------

                                                            -------------------------------------------------------

                                                            -------------------------------------------------------

                                                            =======================================================
                                                                     TOTAL SHARES...................
---------------------------------------------------------------------------------------------------------------------

    * Need not be completed by Holders tendering by book-entry transfer.

   ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Stock Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders if certificates evidencing Shares ("Stock Certificates") are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below).

     Stockholders whose Stock Certificates are not immediately available or who cannot deliver their Stock Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Check Box of Applicable Book-Entry Transfer Facility (check one):

                   DTC [ ]               PDTC [ ]

     Account Number:               Transaction Code Number:
                     ------------                           --------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):
                                     -------------------------------------------
     Window Ticket No. (if any):
                                ------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------
     Name of Institution which Guaranteed Delivery:
                                                   -----------------------------
     If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility (check one):

                   DTC [ ]               PDTC [ ]

     Account Number:               Transaction Code Number:
                     ------------                           --------------------

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to DSL Acquisition Corporation (the "Purchaser"), a Delaware corporation and a direct wholly owned subsidiary of Texas Instruments Incorporated, a Delaware corporation ("Parent"), the above-described shares of Common Stock, par value $.20 per share (the "Shares"), of Amati Communications Corporation, a Delaware corporation (the "Company"), at $20.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 25, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments and supplements, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time or in part from time to time, to Parent or one or more of its affiliates, the right to purchase Shares tendered pursuant to the Offer.

     Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and all other Shares or other securities or property issued or issuable in respect thereof on or after November 19, 1997 (such other Shares, securities or property being referred to herein as the "Other Securities") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Stock Certificates evidencing such Shares and all Other Securities, or transfer ownership of such Shares and all Other Securities on the account books maintained by any of the Book-Entry Transfer Facilities, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Other Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Other Securities, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints designees of the Purchaser as the undersigned's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of the undersigned's rights with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser (and any and all Other Securities issued or issuable in respect thereof on or after November 19, 1997). This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares (and all Shares and other securities issued in Other Securities in respect of such Shares), and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the Shares and the Other Securities, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting and other rights with respect to such Shares (including voting at any meeting of stockholders then scheduled or acting by written consent without a meeting).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Other Securities, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Other Securities will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Other Securities. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser all Other Securities in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Stock Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Stock Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Share Certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at DTC or PDTC as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if Stock Certificates for Shares not tendered or not accepted for payment, and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

Issue (check appropriate box(es)):
     [ ] Check to:
     [ ] Certificate to:

Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)



Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

                              [ ] DTC     [ ] PDTC
                                  (check one)

--------------------------------------------------------------------------------
                           (DTC/PDTC Account Number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Stock Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail (check appropriate box(es)):
     [ ] Check to:
     [ ] Certificate to:

Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

--------------------------------------------------------------------------------

                                   SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9
SIGN                                                                        SIGN
HERE                                                                        HERE
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                          (Signature(s) of holder(s))

Dated:
      --------------------------------------------------------------------,199 _

Must be signed by the registered holder(s) exactly as name(s) appear(s) on Stock Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information and See Instruction 5.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or
Social Security No.:
                    ------------------------------------------------------------

                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:
      --------------------------------------------------------------------,199 _

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless the Shares tendered hereby are tendered (i) by a registered holder of Shares who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. See Instruction 5. If the Stock Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if Stock Certificates evidencing Shares not accepted for payment or not tendered are to be issued to a person other than the registered holder, then the Stock Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the Stock Certificates, with the signatures on the Stock Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders if Stock Certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Shares -- Book-Entry transfer" in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with all required signature guarantees and all other documents required hereby, must be received by the Depositary at one of its addresses set forth on the cover hereof prior to the Expiration Date (as defined in the Offer to Purchase). In addition, either (i) Stock Certificates evidencing such Shares must be received by the Depositary along with this Letter of Transmittal or such Shares must be tendered pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Shares -- Book-Entry Transfer" in Section 3 of the Offer to Purchase and a confirmation of a book-entry transfer (a "Book-Entry Confirmation") must be received by the Depositary, in each case prior to the Expiration Date or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and under "Procedure for Tendering Shares -- Guaranteed Delivery" in Section 3 of the Offer to Purchase.

     If a stockholder desires to tender Shares pursuant to the Offer and such stockholder's Stock Certificates are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, such Shares may nevertheless be tendered if all of the following conditions are satisfied: (i) the tender is made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary prior to the Expiration Date as provided below and (iii) the Stock Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation), together with this Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in Section 2 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, are received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, STOCK CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH STOCK CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS. If fewer than all the Shares evidenced by any Stock Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Stock Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Stock Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares evidenced by Stock Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Stock Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Stock Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Stock Certificates listed and transmitted hereby, no endorsements of Stock Certificates or separate stock powers are required unless payment is to be made to or Stock Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Stock Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Stock Certificate(s). Signatures on such Stock Certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Stock Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Stock Certificate(s). Signatures on such Stock Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Stock Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Stock Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Stock Certificates evidencing tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE STOCK CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Stock Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Stock Certificate is to be sent and/or any Stock Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" on the cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Delivery Instructions". If no such instructions are given, any such Share not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent or the Dealer Manager at the telephone numbers and addresses set forth below. A stockholder may also contact such stockholder's broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase, the Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

     10. SUBSTITUTE FORM W-9. Except in the case of foreign persons, each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" herein, and to certify that such stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The tendering stockholder should indicate in the box in Part I of the Substitute Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the stockholder has indicated in the box in Part I that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. A tendering stockholder who is a foreign person (i.e., who is not a citizen or resident of the United States) should provide the Depositary with a completed Form W-8. Please contact the Depositary, if necessary, in order to obtain a copy of Form W-8.

     11. LOST OR DESTROYED CERTIFICATES. If any Stock Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary. The holders will then be instructed as to the procedure to be followed in order to replace the Stock Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Stock Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, MUST BE RECEIVED BY THE DEPOSITARY (TOGETHER WITH STOCK CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS AND/OR SIGNATURES), OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 herein. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

     Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

--------------------------------------------------------------------------------------------------------

                 PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY
--------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PLEASE PROVIDE YOUR TIN IN THE
                                    BOX AT RIGHT AND CERTIFY BY
 FORM W-9                           SIGNING AND DATING BELOW
                                                                               PART I -- Social Security Number
 DEPARTMENT OF THE TREASURY         --------------------------------------     OR Employer Identification Number
 INTERNAL REVENUE SERVICE           Name                                       --------------------------------
                                                                                (If awaiting TIN,
 PAYOR'S REQUEST FOR                --------------------------------------      write "Applied For")
 TAXPAYER IDENTIFICATION            Business Name                              ---------------------------------
 NUMBER (TIN)                                                                  PART II -- For Payees exempt from
                                    Please check appropriate box:               backup withholding, see the
                                      [ ] Individual/Sole Proprietor            enclosed Guidelines for
                                      [ ] Corporation                           Certification of Taxpayer
                                      [ ] Partnership  [ ] Other                Identification Number on
                                                                 ---------      Substitute Form W-9, check the
                                                                                exempt box below, and complete
                                   ---------------------------------------      the Form W-9.
                                    Address
                                                                                Exempt [ ]
                                   ---------------------------------------
                                    City, State, Zip Code
--------------------------------------------------------------------------------------------------------

 CERTIFICATION. Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE:   DATE:  _____________________ , 199__
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE PART 1 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

SIGNATURE:                                             DATE:
          ------------------------------------              ---------------,199_
--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                         Georgeson & Company Inc. logo
                               Wall Street Plaza

                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                         Call Toll-Free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER
                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-6863